Exhibit 10.5

                            EQUITY PLEDGE AGREEMENT

The Equity Pledge Agreement (hereinafter referred to as "the Agreement" has been signed by both parties on November 28, 2009 in Beijing, the capital of the People's Republic of China (hereinafter referred to as "China").

Pledgee: Xiangtan Nicestar Business Administration Co., Ltd.

       Registered address: Huayuan Village, Shaoshan Town, Shaoshan City

       Legal representative: Guangwen He

Pledgeor: Guangwen He

        ID card No.: 430124196807081491

Whereas,

1. The Pledgee is a wholly foreign owned enterprise established according to related Chinese laws and legally existing in China. He Guangwen, the Pledgeor in the Agreement, is a Chinese citizen and holds 90% of equity interests of Hunan Oya Education Technology Co., Ltd. (hereinafter referred to as "Oya Company").

2.   The Pledgee has signed the LOAN AGREEMENT (Attachment 1) with the Pledgeor.

3. In order to guarantee the Pledgee's rights of credit specified in the LOAN AGREEMENT (Attachment 1) to the Pledgeor, the Pledgeor shall pledge all the equity interests of Oya Company as the collateral mortgage for the loan under the LOAN AGREEMENT (Attachment 1).

THEREFORE, the Pledgee and the Pledgeor have reached an agreement below based on equality and mutual benefits and friendly negotiations.

1.   Definitions

     Unless otherwise specified, related terms are defined as below.

     1.1  Pledge right: It has the meaning in Clause 2 of the Agreement.

     1.2 Equity interest: It refers to all 90% of equity interests of the Oya Company legally held by the Pledgeor.

     1.3 Pledge rate: It refers to a proportion of the value of all pledged equity interests under the Agreement to the total loan under the LOAN AGREEMENT (Attachment 1).

     1.4 Pledge duration: It refers to a period prescribed by Clause 3.2 of the Agreement.

     1.5 Events of Default: It refers to all circumstances in Clause 7 of the Agreement.

     1.6 Notice of Default: It refers to a notice on declaring events of default delivered by the Pledgee in light of the Agreement.

2. Pledge rights

     2.1 The Pledgeor shall pledge all the equity interests of Oya Company to the Pledgee as the collateral mortgage for the loan under the LOAN AGREEMENT (Attachment 1).

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     2.2  Pledge  rights  refer  to  those  rights  enjoyed  by the  Pledgee  to preemptively get paid at the price at which the equity interests pledged by the Pledgeor are converted into money, auctioned or sold off.

3. Pledge rate and pledge duration

     3.1  Pledge rate

          3.1.1 The Pledge rate is 100%.

     3.2  Pledge duration

          3.2.1The equity interest pledged under the Agreement shall take effect after being recorded into the shareholder's list of Oya Company and registered at the administration for industry and commerce (if necessary). The pledge's valid period shall be equal to the valid period of the LOAN AGREEMENT (Attachment 1).

          3.2.2In the pledge's valid period, the Pledgee is entitled to dispose the pledge rights in conformity with the Agreement if the Pledgeor fails to pay back the loan accoridng to the LOAN AGREEMENT (Attachment 1).

4. Dividend collection

The Pledgee is entitled to collect dividends generated from the equity interests in the pledge duration.

5. Representation and warranties of the Pledgeor

     5.1  The Pledgeor is a legal holder of these equity interests.

     5.2 Unless otherwise specified, intervention from any other party is not allowed under any circumstance once the Pledgee performs the right in light of the Agreement.

     5.3 Unless otherwise specified, the Pledgeor is entitled to dispose and transfer the pledge rights in the ways specified in the Agreement.

     5.4 The Pledgeor has not set any other pledge rights on the equity interests except for the Pledgee.

6. Commitments of the Pledgeor

     6.1 In duration of the Agreement, the Pledgeor makes commitments as below to the Pledgee.

          6.1.1 The Pledgeor shall not transfer the equity interests to any third party and set or allow any pledge that possibly influences the Pledgee's rights and interests without prior written approval of the Pledgee.

          6.1.2 The Pledgeor shall abide by and execute all laws and regulations relating to pledge of right and present the notices, instructions or proposals issued or made by related authorities on pledge rights to the Pledgee in five days after receiving, and by abiding the foregoing notices, instructions or proposals, or in line with the reasonable requirements of the Pledgee, or

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                with the approval of the  Pledgee,  put forward  objections  and representations in terms of matters above.

          6.1.3 The Pledgeor shall promptly inform the Pledgee of any events or any received notices that may influence the Pledgeor's equity interests or any partial rights, or may change any Pledgeor's warranties or obligations in the Agreement, or may influence the Pledgeor's fulfilling the obligations under the Agreement.

     6.2 The Pledgeor agrees that the Pledgee's rights to be performed towards the acquired pledge rights according to related clauses of the Agreement shall not be interrupted or encumbered by the Pledgeor or successor or entrusted person of the Pledgeor in light of related legal procedures.

     6.3 The Pledgeor shall guarantee the Pledgee that Pledgeor shall honestly sign and prompt all interested parties involved in the pledge rights to sign all legal titles and stipulations requested by the Pledgee, and/or execute and prompt all interested parties to execute actions requested by the Pledgee, facilitate the Pledgee to execute rights and authorizations given by the agreement, sign all amendment documents for the certificate of equity interests with the Pledgee or the appointed persons (natural person/legal person), and provide all necessary notices, instructions and decisions related to the pledge rights for the Pledgee in a reasonable period.

     6.4 The Pledgeor shall guarantee the Pledgee that the pledgeor shall abide by and fulfill all warranties, commitments, agreements, statements and conditions to maintain the Pledgee's interests, otherwise, the Pledgeor shall compensate the Pledgee for all losses arising herein.

7. Events of default

     7.1  Items below are regarded as events of default:

          7.1.1 The Pledgeor fails to fully pay back the loan under the LOAN AGREEMENT (Attachment 1) on time.

          7.1.2 Any representation or warrant in Clause 5 of the Agreement made by the Pledgeor undergoes substantial mistakes or errors, and/or the Pledgeor breaches representations or warranties in Clause 5 of the Agreement.

          7.1.3 The Pledgeor breaches commitments in Clause 6 of the agreement.

          7.1.4 The Pledgeor breaches any clause of the Agreement.

          7.1.5 Except for the circumstance specified in Clause 6.1.1 of the Agreement, the Pledgeor abandons the equity interests or transfers the equity interests without prior written approval of the Pledgee.

          7.1.6 The Pledgee deems that the Pledgeor's ability to fulfill obligations under the Agreement is adversely influenced if (1) payment or fulfillment ahead of schedule is required due to breach of related agreements, or (2) payment or fulfillment can not be realized on schedule with regard to any external loan, guarantee, compensation, commitment or other liquidation liabilities of the Pledgeor

          7.1.7 The Pledgeor can not pay back general debts or other debts.

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          7.1.8 The  Agreement is illegal or the  Pledgeor can not  continuously fulfill obligations under the Agreement because related laws are promulgated.

          7.1.9 All   government's   consents,    permissions,    approvals   or
                authorizations to execute, legalize or validate the Agreement are revoked, suspended, invalidated or substantially amended.

          7.1.10The Pledgee deems that the Pledgeor's ability to fulfill obligations under the Agreement in view of adverse changes of the Pledgeor's possessions.

          7.1.11The Pledgeor's successor or management agent only partially performs or rejects performing the payment obligation stipulated by the LOAN AGREEMENT (Attachment 1).

          7.1.12The Pledgee undergoes other situations resulting in failures to dispose the pledge rights according to relevant laws and regulations.

     7.2 The Pledgeor shall propmptly inform the Pledgee in written form of any known or found matter in Article 7.1 or the existing matters possibly resulting in matters above.

     7.3 Unless the events of defaults listed in Article 7.1 are properly resolve under the condition that the Pledgee is satisfied with, the Pledgee has the right to issue a notice on breach of the Agreement to the Pledgeor at any time during or after matters above, requiring the Pledgeor to pay back the loan and other payables under the LOAN AGREEMENT (Attachment 1) or disposing the pledge rights according to
          Article 8 of this Agreement.

8. Exercising the pledge rights

     8.1 Before all borrowings under the LOAN AGREEMENT (Attachment 1) are paid back, the Pledgeor shall not transfer the equity interests without written approval of the Pledgee.

     8.2 The Pledgee shall issue a notice on breach of the Agreement to the Pledgeor while exercising the pledge rights.

     8.3 Subject to the regulation of Article 7.3, the Pledgee is entitled to dispose the pledge rights at any time while issuing the notice above in light of Article 7.3 or after issuing the notice.

     8.4 The Pledgee is entitled to get paid preemptively in conformity with related legal procedures by converting all or partial equity interests under the Agreement into money, or auctioning and selling off the equity interests till all loans and other payables under the LOAN AGREEMENT (Attachment 1) are paid back.

     8.5 The Pledgeor shall not set any barrier and shall necessarily help the Pledgee to fulfill the pledge rights when the Pledgee disposes the pledge rights according to the Agreement.

9. Transfer

     9.1 Unless approved by the Pledgee beforehand, the Pledgeor has no right to donate or transfer the rights and obligations in the Agreement.

     9.2 The Pledgeor and the successor, the Pledgee, every successor and transferee are bound by the Agreement.

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     9.3  The Pledgee has the right to transfer all rights and obligations under the LOAN AGREEMENT (Attachment 1) to its appointed person (natural person/legal person) at any time in event of which the transferee shall enjoy and undertake the Pledgee's rights and obligations under the Agreement just like one Party of the Agreement. Besides, the Pledgeor shall hereby sign related agreements and/or documents at the
          Pledgeor's   request  while  the  Pledgee  transfers  its  rights  and
          obligations under the LOAN AGREEMENT (Attachment 1).

     9.4 In view of changes in the Pledgee due to the transfer, the new Pledgeor and Pledgee shall sign a new pledge agreement.

10. Termination

The Agreement shall be terminated after all borrowings under the LOAN AGREEMENT (Attachment 1) are paid back and the Pledgeor does not undertake any obligation under the Agreement and be cancelled or released by the Pledgee as soon as possible in a reasonable and feasible period.

11. Handling charges and other expenses

     11.1 The Pledgeor shall bear all expenses and actual costs in connection with the Agreement, including but not limited to legal expense, handling charge, stamp tax and other taxes and expenses and shall fully compensate the Pledgee for the paid taxes by the Pledgee as required by laws.

     11.2 If the Pledgeor fails to pay for any required tax and expense according to the Agreement or the Pledgee takes any measure or action to claim for compensation due to other reasons, the Pledgeor shall bear all costs arising from this (including but not limited to various taxes, handling charges, operation costs, legal costs, attorney fees and insurances on handling the pledge rights).

12. Force majeure

     12.1 In case that the Agreement is partially postponed or hindered by force majeure, the Party suffering from the force majeure events shall not take any liability for this part under the Agreement. Force majeure events herein refer to those events beyond one party's reasonable control and still unavoidable even after being reasonably noticed by the party undergoing them, including but not limited to act of government, natural force, fire, explosion, geographical variation, storm, flood, earthquake, tide, lightning or war to the exclusion of insufficient credit, fund or financing. One Party in search of exempting its reliability under the Agreement or any clause of the Agreement shall inform the other Party of the liability exemption and of the steps of fulfilling the liability.

     12.2 The party suffering from the force majeure events shall not take any liability herein. The liability exemption, limited to the postponed or hindered part, only prevails for the Party in search of the liability exemption when it suffers from the force majeure events and tries reasonably and feasibly to fulfill liabilities under the Agreement. Once the cause of such liability exemption is rectified and remedied, both Parties shall agree to restore to fulfill the Agreement based on the greatest efforts.

13. Dispute resolutions

     13.1 The Agreement shall be administrated and interpreted in conformance with laws of the People's Republic of China.

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     13.2 Both Parties shall resolve any dispute arising from  interpreting  and fulfilling the Agreement based on friendly negotiations. Otherwise, any one of both Parties is entitled hereby to present the dispute to China International Economic and Trade Arbitration Commission for arbitrations and resolution in Beijing based on current arbitration rules. The arbitration language shall be Chinese and the arbitration award shall be final and binding on both parties.

14. Notice

     14.1 All notices issued by both Parties of the Agreement to fulfill rights and obligations under the Agreement shall be in written form. In case of the notices served by special personnel, the actual service shall prevail and notices being sent through telex and fax shall take the sending time as the criterion. If notices are served not in a business day or after a business day, the next continuous business day after this day shall be deemed as the date of service. The address for service herein refers to address of the parties involved in the Agreement or all addresses notified in written form hereafter. The written form includes fax and telex.

15. Effectiveness

     15.1 The Agreement and all its revisions, supplementations or alterations shall be in written form and take effect after being signed and stamped by both parties.

     15.2 The Agreement shall be compiled in Chinese and provided in duplicate.

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Pledgee: Xiangtan Nicestar Business Administration Co., Ltd.

Authorized representative: Guangwen He

/s/ Guangwen He

Date: November 28, 2009


Pledgeor: Guangwen He

/s/ Guangwen He

Date: November 28, 2009


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Attachment 1

Loan Agreement


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                            EQUITY PLEDGE AGREEMENT

The Equity Pledge Agreement (hereinafter referred to as "the Agreement" has been signed by both parties on November 28, 2009 in Beijing, the capital of the People's Republic of China (hereinafter referred to as "China").

Pledgee: Xiangtan Nicestar Business Administration Co., Ltd.

          Registered address: Huayuan Village, Shaoshan Town, Shaoshan City

          Legal representative: Guangwen He

Pledgeor: Yabin Zhong

          ID card No.: 43012419660828144X
Whereas,

4. The Pledgee is a solely foreign-invested enterprise established according to related Chinese laws and legally existing in China. Zhong Yabin, the Pledgeor in the Agreement, is a Chinese citizen and holds 10% of equity interests of Hunan Oya Education Technology Co., Ltd. (hereinafter referred to as "Oya Company").

5.    The  Pledgee  has  signed  the  LOAN  AGREEMENT  (Attachment  1) with  the
      Pledgeor.

6. In order to guarantee the Pledgee's rights of credit specified in the LOAN AGREEMENT (Attachment 1) to the Pledgeor, the Pledgeor shall pledge all the equity interests of Oya Company as the collateral mortgage for the loan under the LOAN AGREEMENT (Attachment 1).

Hereby, the Pledgee and the Pledgeor have reached an agreement below based on equality and mutual benefits and friendly negotiations. .

2. Definitions

     Unless otherwise specified, related terms are defined as below.

     1.7  Pledge right: It has the meaning in Clause 2 of the Agreement.

     1.8 Equity interest: It refers to all 10% of equity interests of the Oya Company legally held by the Pledgeor.

     1.9 Pledge rate: It refers to a proportion of the value of all pledged equity interests under the Agreement to the total loan under the LOAN AGREEMENT (Attachment 1).

     1.10 Pledge duration: It refers to a period prescribed by Clause 3.2 of the Agreement.

     1.11 Events of Default: It refers to all circumstances in Clause 7 of the Agreement.

     1.12 Notice of Default: It refers to a notice on declaring events of default delivered by the Pledgee in light of the Agreement.

2. Pledge rights

     2.3 The Pledgeor shall pledge all the equity interests of Oya Company to the Pledgee as the collateral mortgage for the loan under the LOAN AGREEMENT (Attachment 1).

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     2.4  Pledge  rights  refer  to  those  rights  enjoyed  by the  Pledgee  to preemptively get paid at the price at which the equity interests pledged by the Pledgeor are converted into money, auctioned or sold off.

3. Pledge rate and pledge duration

     3.1  Pledge rate

          3.1.1 The Pledge rate is 100%.

     3.2  Pledge duration

          3.2.3 The equity interest pledge under the Agreement shall take effect after being recorded into the shareholder's list of Oya Company and registered at the administration for industry and commerce (if necessary). The pledge's valid period shall be equal to the valid period of the LOAN AGREEMENT (Attachment 1).

          3.2.4 In the pledge's valid period, the Pledgee is entitled to dispose the pledge rights in conformance with the Agreement if the Pledgeor fails to pay back the loan according to the LOAN AGREEMENT (Attachment 1).

4. Dividend collection

The Pledgee is entitled to collect dividends generated from the equity interests in the pledge duration.

5. Representations and warranties of the Pledgeor

     5.5  The Pledgeor is a legal holder of these equity interests.

     5.6 Unless otherwise specified, intervention from any other party is not allowed under any circumstance once the Pledgee performs the right in light of the Agreement.

     5.7 Unless otherwise specified, the Pledgeor is entitled to dispose and transfer the pledge rights in the ways specified in the Agreement.

     5.8 The Pledgeor has not set any other pledge rights on the equity interests except for the Pledgee.

6. Commitments of the Pledgeor

     6.1 In duration of the Agreement, the Pledgeor makes commitments as below to the Pledgee.

          6.1.4  The Pledgeor  shall not  transfer  the equity  interests to any third party and set or allow any pledge that possibly influences the Pledgee's rights and interests without prior written approval of the Pledgee.

          6.1.5  The   Pledgeor   shall  abide  by  and  execute  all  laws  and
                 regulations relating to pledge of right and present the notices, instructions or proposals issued or made by related authorities on pledge rights to the Pledgee in five days after receiving, and by abiding the foregoing notices, instructions or proposals, or in line with the reasonable requirements of the Pledgee, or with the approval of the Pledgee, put forward objections and representations in terms of matters above.

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          6.1.6  The Pledgeor shall promptly inform the Pledgee of any events or any received notices that may influence the Pledgeor's equity interests or any partial rights, or may change any Pledgeor's warranties or obligations in the Agreement, or may influence the Pledgeor's fulfilling the obligations under the Agreement.

     6.5 The Pledgeor agrees that the Pledgee's rights to be performed towards the acquired pledge rights according to related clauses of the Agreement shall not be interrupted or encumbered by the Pledgeor or successor or entrusted person of the Pledgeor in light of related legal procedures.

     6.6 The Pledgeor shall guarantee the Pledgee that Pledgeor shall honestly sign and prompt all interested parties involved in the pledge rights to sign all legal titles and stipulations requested by the Pledgee, and/or execute and prompt all interested parties to execute actions requested by the Pledgee, facilitate the Pledgee to execute rights and authorizations given by the agreement, sign all amendment documents for the certificate of equity interests with the Pledgee or the appointed persons (natural person/legal person), and provide all necessary notices, instructions and decisions related to the pledge rights for the Pledgee in a reasonable period.

     6.7 The Pledgeor shall guarantee the Pledgee that the pledgeor shall abide by and fulfill all warranties, commitments, agreements, statements and conditions to maintain the Pledgee's interest, otherwise, the Pledgeor shall compensate the Pledgee for all losses arising herein.

7. Events of default

     7.1  Items below are regarded as events of default:

          7.1.13 The Pledgeor fails to fully pay back the loan under the LOAN AGREEMENT (Attachment 1) on time.

          7.1.14 Any representation or warrant in Clause 5 of the Agreement made by the Pledgeor undergoes substantial mistakes or errors, and/or the Pledgeor breaches representations or warranties in Clause 5 of the Agreement.

          7.1.15 The Pledgeor breaches commitments in Clause 6 of the agreement.

          7.1.16 The Pledgeor breaches any clause of the Agreement.

          7.1.17 Except for the circumstance specified in Clause 6.1.1 of the Agreement, the Pledgeor abandons the equity interests or transfers the equity interests without prior written approval of the Pledgee.

          7.1.18 The Pledgee deems that the Pledgeor's ability to fulfill obligations under the Agreement is adversely influenced if (1) payment or fulfillment ahead of schedule is required due to breach of related agreements, or (2) payment or fulfillment can not be realized on schedule with regard to any external loan, guarantee, compensation, commitment or other liquidation liabilities of the Pledgeor

          7.1.19 The Pledgeor can not pay back general debts or other debts.

          7.1.20 The Agreement is illegal or the Pledgeor can not continuously fulfill obligations under the Agreement because related laws are promulgated.

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          7.1.21 All   government's   consents,   permissions,    approvals   or
                 authorizations to execute, legalize or validate the Agreement are revoked, suspended, invalidated or substantially amended.

          7.1.22 The Pledgee deems that the Pledgeor's ability to fulfill obligations under the Agreement in view of adverse changes of the Pledgeor's possessions.

          7.1.23 The Pledgeor's successor or management agent only partially performs or rejects performing the payment responsibility stipulated by the LOAN AGREEMENT (Attachment 1).

          7.1.24 The Pledgee undergoes other situations resulting in failures to dispose the pledge rights according to relevant laws and regulations.

     7.4 The Pledgeor shall propmptly inform the Pledgee in written form of any known or found matter in Article 7.1 or the existing matters possibly resulting in matters above.

     7.5 Unless the events of defaults listed in Article 7.1 are properly resolve under the condition that the Pledgee is satisfied with, the Pledgee has the right to issue a notice on breach of the Agreement to the Pledgeor at any time during or after matters above, requiring the Pledgeor to pay back the loan and other payables under the LOAN AGREEMENT (Attachment 1) or disposing the pledge rights according to
          Article 8 of this Agreement.

8. Exercising the pledge rights

     8.6 Before all borrowings under the LOAN AGREEMENT (Attachment 1) are paid back, the Pledgeor shall not transfer the equity interests without written approval of the Pledgee.

     8.7 The Pledgee shall issue a notice on breach of the Agreement to the Pledgeor while exercising the pledge rights.

     8.8 Subject to the regulation of Article 7.3, the Pledgee is entitled to dispose the pledge rights at any time while issuing the notice above in light of Article 7.3 or after issuing the notice.

     8.9 The Pledgee is entitled to get paid preemptively in conformance with related legal procedures by converting all or partial equity interests under the Agreement into money, or auctioning and selling off the equity interests till all loans and other payables under the LOAN AGREEMENT (Attachment 1) are paid back.

     8.10 The Pledgeor shall not set any barrier and shall necessarily help the Pledgee to fulfill the pledge rights when the Pledgee disposes the pledge rights according to the Agreement.

9. Transfer

     9.5 Unless approved by the Pledgee beforehand, the Pledgeor has no right to donate or transfer the rights and obligations in the Agreement.

     9.6 The Pledgeor and the successor, the Pledgee, every successor and transferee are bound by the Agreement.

     9.7 The Pledgee has the right to transfer all rights and obligations under the LOAN AGREEMENT (Attachment 1) to its appointed person (natural person/legal person) at any time in event of which the transferee

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          shall enjoy and undertake the Pledgee's  rights and obligations  under the Agreement just like one Party of the Agreement. Besides, the Pledgeor shall hereby sign related agreements and/or documents at the
          Pledgeor's   request  while  the  Pledgee  transfers  its  rights  and
          obligations under the LOAN AGREEMENT (Attachment 1).

     9.8 In view of changes in the Pledgee due to the transfer, the new Pledgeor and Pledgee shall sign a new pledge agreement.

10. Termination

The Agreement shall be terminated after all borrowings under the LOAN AGREEMENT (Attachment 1) are paid back and the Pledgeor does not undertake any obligation under the Agreement and be cancelled or released by the Pledgee as soon as possible in a reasonable and feasible period.

11. Handling charges and other expenses

     11.3 The Pledgeor shall bear all expenses and actual costs in connection with the Agreement, including but not limited to legal expense, handling charge, stamp tax and other taxes and expenses and shall fully compensate the Pledgee for the paid taxes by the Pledgee as required by laws

     11.4 If the Pledgeor fails to pay for any required tax and expense according to the Agreement or the Pledgee takes any measure or action to claim for compensation due to other reasons, the Pledgeor shall bear all costs arising from this (including but not limited to various taxes, handling charges, operation costs, legal costs, attorney fees and insurances on handling the pledge rights).

12. Force majeure

     12.3 In case that the Agreement is partially postponed or hindered by force majeure, the Party suffering from the force majeure events shall not take any liability for this part under the Agreement. Force majeure events herein refer to those events beyond one party's reasonable control and still unavoidable even after being reasonably noticed by the party undergoing them, including but not limited to act of government, natural force, fire, explosion, geographical variation, storm, flood, earthquake, tide, lightning or war to the exclusion of insufficient credit, fund or financing. One Party in search of exempting its reliability under the Agreement or any clause of the Agreement shall inform the other Party of the liability exemption and of the steps of fulfilling the liability.

     12.4 The party suffering from the force majeure events shall not take any liability herein. The liability exemption, limited to the postponed or hindered part, only prevails for the Party in search of the liability exemption when it suffers from the force majeure events and tries reasonably and feasibly to fulfill liabilities under the Agreement. Once the cause of such liability exemption is rectified and remedied, both Parties shall agree to restore to fulfill the Agreement based on the greatest efforts.

13. Dispute resolutions

     13.3 The Agreement shall be administrated and interpreted in conformance with laws of the People's Republic of China.

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     13.4 Both Parties shall resolve any dispute arising from  interpreting  and fulfilling the Agreement based on friendly negotiations. Otherwise, any one of both Parties is entitled hereby to present the dispute to China International Economic and Trade Arbitration Commission for arbitrations and resolution in Beijing based on current arbitration rules. The arbitration language shall be Chinese and the arbitration award shall be final and binding on both parties.

14. Notice

     14.2 All notices issued by both Parties of the Agreement to fulfill rights and obligations under the Agreement shall be in written form. In case of the notices served by special personnel, the actual service shall prevail and notices being sent through telex and fax shall take the sending time as the criterion. If notices are served not in a business day or after a business day, the next continuous business day after this day shall be deemed as the date of service. The address for service herein refers to address of the parties involved in the Agreement or all addresses notified in written form hereafter. The written form includes fax and telex.

15. Effectiveness

     15.3 The Agreement and all its revisions, supplementations or alterations shall be in written form and take effect after being signed and stamped by both parties.

     15.4 The Agreement shall be compiled in Chinese and provided in duplicate.

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Pledgee: Xiangtan Nicestar Business Administration Co., Ltd.

Authorized representative: /s/ Guangwen He

Date: November 28, 2009


Pledgeor: Yabin Zhong

/s/ Yabin Zhong

Date: November 28, 2009


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Attachment 1

Loan Agreement


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